UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2022

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202-2686
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock $0.01 Par Value	RGLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2022, Royal Gold, Inc. (the “Company”) entered into amendments to employment agreements (“Amendments”) to amend the following employment agreements with its named executive officers:

1.	Employment Agreement, dated effective January 2, 2020, between the Company and William Heissenbuttel, President and Chief Executive Officer of the Company;

2.	Employment Agreement, dated effective January 2, 2020, between the Company and Paul Libner, Chief Financial Officer and Treasurer of the Company;

3.	Employment Agreement, dated effective January 2, 2020, between the Company and Randy Shefman, Vice President and General Counsel of the Company;

4.	Employment Agreement, dated January 2, 2020, between Royal Gold Corporation, a corporation organized under the laws of Canada and a wholly owned subsidiary of Royal Gold, and Mark Isto, Executive Vice President and Chief Operating Officer of Royal Gold Corporation; and

5.	Employment Contract, dated January 1, 2019, between RGLD Gold AG, a corporation organized under the laws of Switzerland and a wholly owned subsidiary of Royal Gold, and Daniel Breeze, Vice President Corporate Development of RGLD Gold AG, as amended by the Addendum to the Employment Contract, dated March 4, 2021, between RGLD Gold AG and Mr. Breeze.

The Amendment clarifies that the annual incentive award received by each executive for the six-month transition period from July 1, 2021, to December 31, 2021, shall be annualized and considered to be a bonus for a “full fiscal year” for all purposes of the executive’s employment agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8- K and incorporated by reference into this Item 5.02.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amendment to Employment Agreement or Employment Contract, as applicable.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feb
Royal Gold, Inc.

Dated: April 11, 2022	By:	/s/ Laura B. Gill
		Name:	Laura B. Gill
		Title:	Vice President, Corporate Secretary and Chief Compliance Officer

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